UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

BIOSOLAR, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54819 (Commission File Number)	20-4754291 (IRS Employer Identification No.)

27936 Lost Canyon Road, Suite 202 , Santa Clarita, CA 91387
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (661) 251-0001

Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change  in Registrant’s Certifying Accountant

On October 31, 2013, Biosolar, Inc. (the “Company”) dismissed HJ Associates & Consultants, L.L.P. (“HJ”) as the Company’s independent registered public accounting firm which dismissal was approved by the Company’s Board of Directors on October 31, 2013.

During the fiscal year ended December 31, 2012 and December 31, 2011, HJ’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for the inclusion of explanatory paragraphs expressing substantial doubt about the Company's ability to continue as a going concern.

During the fiscal year ended December 31, 2012 and December 31, 2011 and the subsequent interim period through October 31, 2013, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On November 1, 2013, the Company provided HJ with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated November 4, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 31, 2013, the Company’s Board of Directors approved the engagement of Liggett, Vogt & Webb P.A. (“LVW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013.

During the years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through October 31, 2013, the date of engagement of LVW, the Company did not consult with LVW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Exhibit No.	Description
16.1	Letter from HJ Associates & Consultants, L.L.P. dated November 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                             BIOSOLAR, INC.

Date: November 4, 2013                                                                                                   /s/ David Lee
                 David Lee
                 Chief Executive Officer